Divestitures	12 Months Ended
Sep. 30, 2023
Divestitures
Divestitures

20.         Divestitures

In 2019, the Company entered into a Cooperation Framework Agreement with Beijing Changping Technology Innodevelop Group (BC-TID), an entity owned by the government of Changping District of Beijing City. Under this agreement, BC-TID and the Company formed a new entity, of which 51% and 49% of equity interests would be owned by BC-TID and the Company, respectively. Beijing Origin contributed the headquarters building in Beijing and certain of its seed technology assets related to genetically modified seeds to the new entity. As of September 30, 2022, BC-TID has invested a total of RMB137.7 million ($20.2 million) as part of the agreement. The deal documents have been completed by both Origin and BC-TID and have been approved by government officials. With the closing of this deal in August 2023, BC - TID and Beijing Origin State Harvest Biotechnology Limited (Origin Biotechnology) own 51% and 48.27% of Beijing Origin, respectively. Beijing Origin also has transferred all of its ownership of Xinjiang Originbo to Hainan Aoyu during fiscal 2023. The cash amount was used to repay the bank loan of the Company on the headquarters building and provide working capital. As part of the agreement, the Company transferred its seed business of Beijing Origin to Beijing Origin State Harvest Biotechnology Limited (Origin Biotechnology), which is the Company’s wholly owned entity in China.

For the transaction of Beijing Origin in August, 2023, the Company now owns less than 50% of Beijing Origin. To account for the consolidation and deconsolidation of a VIE subsidiary, the Company follows ASC 810 Consolidation accounting principles. ASC 810 provides a framework for the initial consolidation or deconsolidation of a variable interest entity. For the fiscal year ending September 30, 2023, the Company changed from consolidation of Beijing Origin to using equity method for investment.

In accordance with ASC 205-20, the disposal did not present a strategic shift and should not be reported discontinued operation as August 30, 2023.

The Company recognized a disposal gain of US$5.67 million(RMB40.74 million) as a result of the deconsolidating Beijing Origin and US$4.01 million(RMB28.79 million) of the gain is attributable to the 48.27% ownership interest retained in Beijing Origin, respectively , and such gain was recorded in “Other non-operating income (expense),net” in the consolidated statements of operations for the year ended December 31, 2023.

Year ended
September 30, 2023
RMB
Fair value of consideration received	—
Historical cost of remained investment	37,660
Carrying amount of Beijing’s net liabilities deconsolidated	378
Carrying amount of noncontrolling interest	2,703
Disposal gain of the deconsolidating Beijing Origin	40,741

Fair value of retained investment	66,448
Historical cost of remained investment	37,660
Gain is attributable to the 48.27% ownership interest retained in Beijing Origin	28,788

Gain on deconsolidated of subsidiary	69,529